EXHIBIT 10.2

Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission.  The omitted portions of this document are marked with a ****.

Proterra Inc Purchase Order

Purchase Order No._000003

1. This Purchase Order is made as of June 22nd, 2010 (the “Effective Date”), is a firm and non-cancellable order and is subject to the terms and conditions of the Master Product Purchase Agreement dated June 22nd, 2010 (the “Agreement”) by and between Altairnano, Inc ("Altair") and Proterra Inc, formerly Proterra LLC (“Customer”). Any capitalized term not defined in this Purchase Order shall have the definition given such term in the Agreement.

2. All pricing and payments terms stated herein are in United States Dollars All payment made hereunder are to be in United States Dollars. All payments are to be made via wire transfer per the following information:

Bank:           Nevada State Bank
                      P.O., Box 2351
                      Reno, NV 89505
                      USA
Routing No.:                      ****
Account No:                      ****
SWIFT Code:                     ****
Account Name: Altairnano, Inc.

3. Shipping.  Subject to the terms of the Agreement, all modules will ship Ex Works (Incoterms 2000) Altair’s dock in Anderson, IN located at:

Altairnano, Inc.
3019 Enterprise Drive
Anderson, IN 46013

4. Module pricing and build timing is subject to Proterra complying with payment terms. Additional Purchase Orders will not be accepted until all payments for prior Purchase Orders are brought current. Timing commitments of Altair will not be maintained if payments are delayed. Proterra must timely return shipping boxes at its cost to Altair or subsequent shipments will be delayed. If shipping boxes are returned damaged or otherwise unusable, shipment of batteries will be delayed and Proterra shall be liable for cost of replacement shipping boxes. Return shipping boxes to Altair’s facility located in Anderson, IN.

Altairnano, Inc.
3019 Enterprise Drive
Anderson, IN 46013

5. Below Section 6 Schedule timing is based on receipt and acceptance of this Purchase Order no later than June 21, 2010 and timely payments by Proterra.  All payments pursuant to this purchase order are to be made by wire transfer.  A day-for-day delay in Altair product shipment shall apply as regards delays by Proterra in performance of its obligations and payments to Altair hereunder. Timing hereunder cannot be guaranteed beyond receipt and acceptance of this Purchase Order by June 30, 2010.

6.  Schedule as to Timing, Pricing & Payment for the Initial Order (“Initial Order”):

Application	Line Description	Sales Price per Module	Quantity of Modules	Total Price (w/ normal warranty)	Amount Due on PO Acceptance (“Initial Payment”)	Purchase Order Date	Product Shipment Date	Remaining 70% Payment Due Date	Remaining 70% Payment	Product Price + Extended Warranty
30% Payment - due 6/25/10					$1,321,342	6/21/10
All orders binding on order acceptance by Altair	1P10S-50	$****	****	$****		6/21/10	10/31/10	11/15/10	$****	$****
	1P10S-50	$****	****	$****		6/21/10	11/30/10	12/15/10	$****	$****
	1P10S-50	$****	****	$****		6/21/10	12/31/10	1/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	1/31/11	2/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	2/28/11	3/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	3/31/11	4/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	4/30/11	5/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	5/30/11	6/15/11	$****	$****
	1P10S-50	$****	****	$****		6/21/10	6/30/11	7/15/11	$****	$****
Total - Order				$4,610,700

Above payment terms do not assume purchase of the extended warranty. Should Proterra choose to exercise its option to purchase the extended warranty all payments are ****% higher with the payment timing remaining as shown above. Any remaining unpaid difference in price when extended warranty option is chosen shall be due no later than the date indicated for remaining 70% payment.

7. Remaining 70% of purchase price shall be due net fifteen (15) days following the date of the earlier to occur of (i) the date by which products were ready for shipment as of the Section 6 quoted shipment date and by which date shipment could have been made but for a delay in the shipment date requested by Customer or delayed due to late payment or non-payment of a prior shipment, or (ii) actual shipment of product(s) to Customer.

8. Extended Warranty amount stated in the above Section 6 Schedule is the total purchase price including the extended warranty if such is elected by Proterra as per the terms of this Purchase Order.

9. WARRANTIES AND DISCLAIMER.

(a)	Standard Limited Warranty. The Products purchased hereunder are subject to the following Altair standard limited warranty for the Products (the "Warranty").

(b)
Express Customer Limited Warranty.  Each Product purchased hereunder is warranted against defects in material and workmanship and will substantially conform to Product documentation and published specifications for a period of three (3) years from the date Customer ships its product containing the Product to an end user so long as Customer conforms to required maintenance, operating standards and environmental requirements of the Products (such period, the "Warranty Period").  Notwithstanding the foregoing, in no event shall the Warranty Period commence any later than six (6) months following the date of shipment of the Product by Altair to Customer.   This Warranty extends only to Customer and will not extend to, nor may it be assigned to, any subsequent purchaser without the written consent of Altair; provided that Customer may use the warranty for the benefit of any customer of Customer which acquires Customer’s products which have incorporated the Products and are subject to the warranties herein.  Altair acknowledges that Customer intends to use a portion of the Product ordered in Customer Purchase Orders under this Agreement for energy storage at Customer’s vehicle charging stations for the purpose of enabling fast charge of Customer’s vehicles. Customer shall provide applicable operational data to Altair to enable Altair to determine the appropriate operating parameters and warranty for such use, if any. As such, the existing warranty offered hereunder shall not apply to those Products used in the charging stations except as to defects in material and workmanship.

(c)
Customer shall have the option to choose a warranty term of five (5) years for the Express Limited Customer Warranty provided in Section 6 above for an additional charge. The optional price for the five (5) year warranty (the “Extended Warranty”) is stated. Customer may select the Extended Warranty option, for some or all of the Products ordered, until thirty (30) days following the Payment Due Date for the first scheduled shipment of Product, thereafter the option shall no longer be available to Customer for Products ordered under the same Purchase Order. Provision of Extended Warranty shall be subject to such information as Altair shall reasonably require from Proterra to permit tracking and identification of those Products which have received such Extended Warranty.  To select said option Customer must notify its primary Altair contact in writing prior to the end of the option period of Customer’s intent to elect said Extended Warranty and receive back written confirmation of receipt by Altair of Customer’s election.

(d)
Exclusions.  The express Warranty set forth above is contingent upon the proper use of the Product in the application for which it was intended and will not apply to any Altair Product that has been (i) used for other than for storage and discharge of energy when installed in buses and other heavy duty vehicles as defined in the Agreement, (ii) damaged during shipping, (iii) modified or improperly maintained or repaired by a party other than Altair or its designees, or (iv) subjected to physical, environmental or electrical conditions outside of the Product Operating Parameters established by Altair for the Product as such are stated in Exhibit A attached hereto and incorporated hereby. Customer hereby represents and warrants to Altair and Altair’s suppliers that it will not use or sell any Products for other than the use stated in (i) above.  Without limiting the foregoing, in no event shall any Product or lot of Product that substantially conforms to the specifications for such Product, and has no material defects in material or workmanship, be deemed defective or otherwise not in compliance with the terms and conditions of this Agreement.

(e)
Limitation of Remedy.  In the event a Product fails to perform substantially as warranted, or has any material defect in material or workmanship, Altair's sole and exclusive liability and Customer's only remedies for breach of the foregoing Warranty shall be, at Altair's sole discretion, to repair, have repaired or replace with a functional equivalent each Product or portion thereof found to be defective, provided that:

(i)
Customer complies with the warranty procedures contained in Section 4 of the Agreement and returns, at Customer’s expense, the Product that Customer considers defective for examination and testing, provided that if warranty coverage is applicable, Altair shall promptly reimburse Customer for all such costs of shipping. If warranty coverage is not applicable then Customer shall timely direct Altair to either repair the Product, return it to Customer, or dispose of the Product all at Customer’s expense, such expense to be paid by Customer to Altair within thirty (30) days of the invoice date therefore. If Customer fails to so direct Altair within thirty (30) days of being advised that warranty coverage does not apply, then Altair may choose any of the noted options and bill Customer for the cost thereof.

(ii)
Altair shall not be liable under this Warranty if testing and examination by Altair discloses that the Product has been modified or altered in any manner after it was originally shipped by Altair to the Customer;

(iii)
Altair shall not be liable under this Warranty if testing and examination by Altair discloses that the alleged defect in the Product does not exist or was caused by Customer or by a third person's misuse, neglect, improper installation or testing, unauthorized attempts to repair or any other cause beyond the range of intended use, or by accident, fire or other hazard;

(iv)
Altair shall not be liable under any Warranty under this Agreement with respect to any Product that is damaged as a result of being returned in a container that is not, or is not functionally similar, to the original shipping container; and

(v)
If Altair testing and examination does not disclose a defect warranted under this Agreement, Altair shall so advise Customer and Customer shall reimburse Altair for its expense in testing and examining such Product calculated at the Altair standard rate.

(f)
No Other Warranty.  EXCEPT FOR THE EXPRESS WARRANTY SET FORTH IN SECTION 3(a) and (b), ABOVE, ALTAIR GRANTS NO, AND HEREBY SPECIFICALLY DISCLAIMS EACH AND EVERY, OTHER WARRANTY, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE PRODUCTS, INCLUDING THE IMPLIED WARRANTIES OF FITNESS FOR ANY PURPOSE, QUALITY, MERCHANTABILITY, NON-INFRINGEMENT OR OTHERWISE WITH RESPECT THERETO.  ALTAIR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES EXTENDED TO THIRD PARTIES.

(g)
Limitation of Liability.  IN NO EVENT SHALL ALTAIR BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, NOR WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR ANY OTHER SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, ARISING OUT OF OR RELATING TO THE PRODUCTS OR THIS AGREEMENT OR RESULTING FROM THE SALE OF PRODUCTS OR SERVICES BY CUSTOMER OR RESALE OR USE BY ANY CUSTOMER OR ANY TRANSFEREE OF SUCH PRODUCTS OR SERVICES.  ANY LIABILITY OF ALTAIR HEREUNDER WILL BE LIMITED IN ALL CASES TO THE AMOUNT PAID BY CUSTOMER FOR PRODUCTS.  THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.  THE PARTIES ACKNOWLEDGE THAT THE FOREGOING IS A REASONABLE ALLOCATION OF RISK.  THESE LIMITATIONS, HOWEVER, SHALL NOT APPLY TO THIRD PARTY TORT LIABILITY FOR PERSONAL INJURY OR DEATH WHERE SUCH OCCURRENCE CAN BE SOLELY AND DIRECTLY ATTRIBUTED TO IMPROPER FAILURE OF THE PRODUCTS DUE STRICTLY TO THEIR DESIGN OR MANUFACTURE BY ALTAIR.

10. Proterra agrees it shall use the Product purchased under this Purchase Order only for inclusion in the heavy duty vehicles (as defined in the Agreement) Proterra manufactures (or has manufactured for it) and that Proterra will not resell any of the Product it purchases hereunder (other than as incorporated into Proterra heavy duty vehicles, or as spare or replacement parts therefore).

11. Failure to operate the Product within Altair recommended parameters as stated herein will void all warranties.

12.  Product Ownership and Security Interest.  Proterra’s Initial Payment shall cover payment for the number of existing cells approximately equal in value to the Initial Payment amount divided by $**** (“Proterra Cells”) which are currently located in Altair’s Anderson, Indiana facility or a nearby storage location (“Indiana Plant”).  Immediately following the Effective Date and receipt by Altairnano of the Initial Payment, Proterra shall have the right to receive the Proterra Cells at the Indiana Plant shipping docks for the purpose of relocating the Proterra Cells to a facility selected by Proterra, and reasonably approved by Altair, in the vicinity of the Indiana Plant which provides the same or better environmental conditions for the warehousing of the Proterra Cells as that provided in the Indiana Plant (“Proterra Indiana Facility”).  Proterra shall also have the right upon one (1) full business day advance notice coupled with delivery of payment to Altair, to purchase, to the extent Altair has the remaining inventory on hand and not otherwise committed,  the remaining cells required to complete the Initial Order at the cost of $**** times the number of such cells, and to retrieve and relocate such cells to the Proterra Indiana Facility (at which point such cells shall also be deemed “Proterra Cells”).  Proterra’s foregoing right of immediate purchase shall terminate as of August 31, 2010. So long as this Purchase Order is in effect and until satisfaction by Altair in full of the Purchase Order, Proterra shall maintain the Proterra Cells in the Proterra Indiana Facility for the sole purpose of delivery of the Proterra Cells for manufacture into modules by Altair, provided that in the event of any material breach or default of this Purchase Order or the Agreement by Altair, or in the event of the occurrence of any of the conditions set forth in Section 9(d) of the Agreement, Proterra shall have the right to remove from the Proterra Indiana Facility and use the Proterra Cells in any manner it deems prudent.  Proterra shall remove, store and deliver the Proterra Cells to Altair at its sole cost and expense, including delivering such amount of the Proterra Cells as Altair requires to satisfy the Purchase Order within two (2) business days of request by Altair.  Any failure of Proterra to deliver the Proterra Cells to Altair within such two (2) day window shall allow for a corresponding delay in the delivery date by which Altair is required to deliver modules to Proterra hereunder.  In order to protect Proterra’s rights in the inventory, parts and components necessary for Altair to manufacture the modules under this Purchase Order, Proterra and Altair shall enter into the Security Agreement attached hereto as Attachment 1.  Altair agrees to use commercially reasonable and practicable efforts to label and segregate completed modules as being dedicated to the Proterra Initial Order.  As orders under this Purchase Order are manufactured, Proterra Cells will be removed from storage for incorporation into Products pursuant to the following schedule (subject to modification as appropriate in the event that Proterra purchases additional or all cells required for the Initial Order and places them in storage at the Proterra Indiana Facility):

	Jun-10	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11

Beginning Cells in Storage	****	****	****	****	****	****	****	****	****	****	****	****	****
Modules shipped					****	****	****	****	****	****	****	****	****
Cells shipped					****	****	****	****	****	****	****	****	****
Cells depleted from storage					****	****	****	****	****	****	****	****	****
Remaining cells in storage	****	****	****	****	****	****	****	****	****	****	****	****	****

In conjunction with Proterra’s rights under this Section 12, Proterra shall also have the right, on one (1) full business day advance notice to inspect the Indiana Plant for compliance with this Section 12 and more specifically for the purpose of inspecting work in progress to confirming anticipated delivery times, labeling and identification of completed Products and to review the quality of the work in progress.

13. Customer Information Form.

Customer Primary Business Contact	Customer Accounts Payable Contact
Name: Westy Bowen	Name: Debbie Nelson
Title: Vice President Supply Chain	Title: Accounts Payable
Address: 25 Whitlee Court	Address: 16360 Table Mountain Parkway
Address (2):	Address (2):
City: Greenville	City: Golden
State/ZIP: South Carolina	State/ZIP: CO / 80403
Country/Postal Code: 92107	Country/Postal Code: USA
Phone: 864-901-4122	Phone: 303-562-0500
Fax: TBD	Fax: 303-562-0504
Email: wbowen@proterra.com	Email: dnelson@proterra.com

Bill To/Ship To must be filled in:

Customer Bill To	Customer Ship To
Legal Entity Name: Proterra Inc	Name: Proterra Inc
Dept:	Dept:
Attn: Debbie Nelson	Attn: Westy Bowen
Address: 16360 Table Mountain Parkway	Address: 25 Whitlee Court
Address (2):	Address (2):
City: Golden	City: Greenville
State/ZIP: CO / 80403	State/ZIP: South Carolina 29607
Country/Postal Code: USA	Country/Postal Code: USA
Phone: 303-562-0500	Phone: 864-901-4122
Fax: 303-562-0504	Fax: TBD email: wbowen@proterra.com

SIGNATURE PAGE IMMEDIATELY FOLLOWS

IN WITNESS WHEREOF, the Parties have executed this Purchase Order No. 000003 Agreement effective as of the date first set forth above.

Altairnano Inc.	Proterra Inc
________________________	_______________________
Authorized Signature	Authorized Signature
By: ______________________	By: ____________________
Date: _____________________	Date: ___________________
Title: ______________________	Title: ___________________
Phone: ____________________	Phone: _________________
Email: ____________________	Email: __________________

**********

Exhibit A
1P10S Battery Module (constructed with 50 ah cells) Operating Parameters

•	Operating temperature range ****
•	Recommended storage temperature ****
•	Nominal voltage 23 V
•	Nominal capacity (1C charge/1C discharge) 50 Ah
•	Internal discharge impedance (****sec, DC) ****m ohms typical
•	Internal charge impedance (****sec, DC) ****m ohms typical
•	Recommended standard charge/discharge 50 A & constant current
•	Recommended fast charge 300 A & constant current
•	Max continuous discharge 300 A
•	Pulse charge/discharge rate (****) Up to ****A max
•	Module weight (nominal +/- 1 kg) 25.3 kg
•	Physical dimensions (nominal L x W x H +/- 2mm) ****mm x ****mm x ****mm
•	Typical power , at ****
•	Typical energy, ****
•	Expected calendar life at ****

•	At **** charge & **** discharge, **** DOD, ****°C >****cycles
•	At **** charge & **** discharge, **** DOD, ****°C >****cycles
•	At **** charge & **** discharge, **** DOD, ****°C >****cycles
•	At **** charge & **** discharge, **** DOD **** °C>**** cycles

Altair and Customer will work collaboratively to establish a warranty based on actual Customer bus duty profiles from the field, under the condition that Customer will capture and collect the necessary duty profiles and associated operating parameters data from the in-field usage for each Customer bus type and provide same to Altair

•	Typical end of discharge voltage in the range ****°C to +****°C ****V
•	Typical end of discharge voltage in the range +****°C to +****°C ****V
•	Typical end of charge voltage in the range +****°C to +****°C ****V
•	Typical end of charge voltage in the range ****°C to +****°C ****V

*Charge/Discharge voltages will be measured at the cell level. Once one cell reaches the upper or lower limit, module charge/discharge will be limited by the BMS.

•	Temperatures must be measured at the individual cell locations, not the average system temperature – This will need to be a function of the BMS
•	For maximum life Altairnano recommends operating and storing the battery system at ≤+****° Celsius
•	A Battery Management System (BMS) is required to be integrated with batteries
•	The BMS is required to capture uninterrupted data during normal and excursion operation modes

ATTACHMENT 1

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of June 22nd, 2010, is executed by Altairnano, Inc., a Nevada corporation (together with its successors and assigns, "Company"), in favor of Proterra Inc, a Delaware corporation (“Secured Party”).

RECITALS

A.           Company and Secured Party have executed an Amended and Restated Master Product Purchase Agreement (“MPA”) and a Proterra Inc Purchase Order No. 000003 both dated as of June ___, 2010 (collectively, the “Agreements”) under the terms of which Company has agreed to provide Products to Proterra (as defined in the Agreements).

B.           In order to induce Secured Party to enter into the Agreements, Company has agreed to enter into this Security Agreement and to grant to Secured Party, the security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with Secured Party as follows:

1.      Definitions and Interpretation.  When used in this Security Agreement, the following terms have the following respective meanings:

"Collateral" has the meaning given to that term in Section 2 hereof.

"Obligations" means the obligation to provide the Initial Order to the Secured Party as set forth in the Agreements.

"UCC" means the Uniform Commercial Code as in effect in the State of Indiana from time to time for property located in Indiana and as in effect in the State of Nevada for property located in the State of Nevada.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Notes. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.      Grant of Security Interest.  As security for the Obligations, Company hereby pledges to Secured Party and grants to Secured Party a security interest of first priority in all right, title and interests of Company in and to the property described in Attachment 1 hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”).

3.      General Representations and Warranties.  Company represents and warrants to Secured Party that (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, Secured Party has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; and (c) all Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with applicable laws, including the Fair Labor Standards Act.

4.      Covenants Relating to Collateral.  Company hereby agrees (a) to perform all acts that may be reasonably necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Party therein and the perfection and priority of such Lien; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its Lien hereunder and the priority thereof; (e) to appear in and defend any action or proceeding which may affect its title to or Secured Party 's interest in the Collateral; (f) not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens; (g) to segregate the completed modules from the other inventory, parts and components of the Company and specifically identify them as the Collateral of the Secured Party, (h) to permit Secured Party and its representatives the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of Company for the purpose of inspecting the collateral.

5.      Authorized Action by Secured Party.  Company hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to file UCC financing statements and execute other documents, instruments and agreements required hereunder.

6.      Default and Remedies.

(a)      Default.  Company shall be deemed in default under this Security Agreement (i) upon the occurrence of any of the circumstances set forth in Section 8(d) of the MPA, and (ii) during the continuance of breach of any of the Agreements which is not cured before the longer of (1) ten (10) days from the date Secured Party provides Company a notice of such breach, (2) the time it would reasonably take to cure such default so long as such cure is commenced within such ten (10) day period and diligently prosecuted to completion, or (3) such longer period as is specified in the Agreements.

(b)      Remedies.  Upon the occurrence of and failure by Company to cure any such Event of Default as specified in the Agreements, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to:  (a) require Company to assemble the Collateral, if such is in Company’s possession, and make it available to Secured Party at Company’s Anderson Indiana facility in “AS IS” condition. Company hereby agrees that a ten (10) business days commercially reasonable form of public notice of any intended sale or disposition of any Collateral is reasonable.

7.      Miscellaneous.

(a)      Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Secured Party under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing).  All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

If to Company:	If to Secured Party:
Name: John Harvat - VP and General Counsel	Name: Marc Gottschalk
Address: 204 Edison Way	Address: 16360 Table Mountain Parkway
Address (2)	Address (2):
City: Reno	City: Golden
State/Code: NV/ 89502	State/Code: CO / 80403
Country: USA	Country: USA
Phone: 775-858-3742	Phone: 303-562-0533
Fax: 775-858-3731	Fax: 303-484-5290
Email: jharvat@altairnano.com	Email: mgottschalk@proterra.com

(b)      Termination of Security Interest.  Upon satisfaction of all Obligations, the security interest granted herein shall terminate.  Upon such termination Secured Party hereby authorizes Company to file any UCC termination statements necessary to effect such termination and Secured Party will execute and deliver to Company any additional documents or instruments as Company shall reasonably request to evidence such termination.

(c)      Nonwaiver.  No failure or delay on Secured Party 's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(d)      Amendments and Waivers.  This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Secured Party.  Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(e)      Assignments.  This Security Agreement shall be binding upon and inure to the benefit of Secured Party and Company and their respective successors and assigns; provided, however, that Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

(f)      Cumulative Rights, etc.  The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Agreements or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder.  Company waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

(g)      Partial Invalidity.  If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h)      Construction.  Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Company, Secured Party and their respective counsel.  Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Company or Secured Party.

(i)      Entire Agreement.  This Security Agreement taken together with the other Transaction Documents constitute and contain the entire agreement of Company and Secured Party and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(j)      Other Interpretive Provisions.   The words "include" and "including" and words of similar import when used in this Security Agreement shall not be construed to be limiting or exclusive.

(k)      Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without reference to conflicts of law rules (except to the extent governed by the UCC) for property located in the State of Indiana and shall be governed by and construed in accordance with the laws of the State of Nevada without reference to conflicts of law rules (except to the extent governed by the UCC) for property located in the State of Nevada.

(l)      Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

ALTAIRNANO, INC. By: ____________________________ Name: Title:

AGREED:

PROTERRA INC
as Secured Party

By:

Name:

Title:

[Signature page to Security Agreement]

ATTACHMENT 1

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Company in and to the following property:

All capitalized terms used in this Attachment 1 and not otherwise defined herein, shall have the respective meanings given to such terms in the Uniform Commercial Code of the State of Indiana (with respect to property located in the State of Indiana) and in the Uniform Commerical Code of the State of Nevada (with respect to property located in the State of Nevada) as in effect from time to time:

All inventory, parts and components dedicated by Altairnano to complete the Initial Order (excluding the Proterra Cells).